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                              SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C.  20549

                                          FORM 8-K

                                       CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 17, 2000

                                      VALLEY MEDIA, INC.
                   (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                  000-25617             94-2556440
               --------                  ---------             ----------
    (State or other jurisdiction  (Commission File Number)  (I.R.S. Employer
          of incorporation)                                 Identification No.)

                1280 SANTA ANITA COURT, WOODLAND, CALIFORNIA     95776
                ------------------------------------------------------
               (Address of principal executive offices)      (Zip Code)

          REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (530) 661-6600

                                    NOT APPLICABLE
                                    --------------
             (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.

     On May 17, 2000, we accepted the resignation of our President and Chief Executive Officer, Robert Cain, as further described in the press release filed as an exhibit to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

    Exhibit Number          Description
    --------------          -----------

        10.1 Press Release dated May 17, 2000 reporting Robert Cain to Step Down as CEO of Valley Media, Inc.




                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           VALLEY MEDIA, INC.


                                           By:  /s/ Barnet J. Cohen
                                              ----------------------
                                              Barnet J. Cohen
                                              Acting President and Chief
                                              Executive Officer
                                              Date: May 23, 2000

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